UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2009

Mission Broadcasting, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-62916-02	51-0388022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7650 Chippewa Road, Suite 305

Brecksville, Ohio 44141

(Address of Principal Executive Offices, including Zip Code)

(440) 526-2227

(Registrant’s Telephone Number, including Area Code)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 27, 2009, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect subsidiary of Nexstar Broadcasting Group, Inc. (“Nexstar”), issued a press release announcing that it is commencing an exchange offer for up to $142 million aggregate principal amount of its outstanding 7% Senior Subordinated Notes due 2014 (the “7% Notes”). A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mission Broadcasting, Inc. (the “Company”) is a guarantor of and has pledged substantially all its assets, excluding FCC licenses, to Nexstar’s bank credit facility. Mission is also a guarantor of the 7% Notes issued by Nexstar Broadcasting. The 7% Notes are general unsecured senior subordinated obligations subordinated to all of Mission’s senior debt. Mission guarantees full payment of all obligations incurred under Nexstar’s bank credit facility agreement and senior subordinated notes. Mission will also be a guarantor to the new notes to be issued upon consummation of the exchange offer. In the event that Nexstar is unable to repay amounts due under these debt obligations, Mission will be obligated to repay such amounts.

In conjunction with this exchange offer, the Company is reissuing its financial statements for the year ended December 31, 2007 and related Report of Independent Registered Public Accounting Firm with respect to such financial statements, in order to reflect subsequent events which impact the financial statements and the Report of Independent Registered Public Accounting Firm, as described in Note 1 of the Notes to the Financial Statements. The Company is also reissuing its unaudited financial statements for the quarterly periods ended March 31, 2008, June 30, 2008, and September 30, 2008, as described in Note 1 of each of the Notes to the Financial Statements in order to reflect subsequent events which impact the financial statements. In addition, the Company is also updating certain information to reflect such subsequent events in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) in the Annual Report on Form 10-K for the year ended December 31, 2007, as filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 11, 2008 (the “2007 10-K”) and in Item 1A of its Form 10-Q for the quarterly period ended March 31, June 30 and September 30, 2008 filed with the SEC on May 12, 2008, August 18, 2008 and November 13, 2008 (the “2008 10-Qs”), respectively, except as such financial statements included therein have been superceded by the financial statements included in this Current Report on Form 8-K.

No other changes or modifications have been made to these financial statements, except with respect to recent events related to the Company’s assessment about its ability to continue as a going concern, which have been included under the heading “Liquidity and Management’s Plans” in Note 1 to each of the respective financial statements filed herein.

Investors are cautioned that the update to the MD&A of the 2007 10-K and 2008 10-Q’s presented herein have been revised to reflect only the information included herein. There are no other changes to the MD&A previously presented in the 2007 10-K and 2008 10-Qs. Accordingly, it does not purport to update the MD&A included in the 2007 10-K or 2008 10-Q’s for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than information pertaining directly to the information discussed herein. Investors should read the information contained in this Current Report on Form 8-K together with the other information contained in the 2007 10-K and the 2008 10-Qs.

In connection with the commencement of the exchange offer, the Company is also providing certain recent developments of Nexstar and updating certain disclosures appearing under the headings “Risk Factors” contained in its 2007 10-K and 2008 10-Qs. The recent developments of the Company is included in the MD&A update which is attached as Exhibit 99.6 to this Current Report on Form 8-K and incorporated herein by reference. The updated risk factor disclosure is attached as Exhibit 99.7 to this Current Report on Form 8-K and incorporated herein by reference.

No other changes have been made to the 2007 10-K or the 2008 10-Qs, and no attempt has been made to update matters in the 2007 10-K or the 2008 10-Qs, except to the extent expressly provided herein. Refer to the Company’s Quarterly Reports on Form 10-Q for periods subsequent to December 31, 2007.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein are the balance sheets of the Company at December 31, 2007 and 2006 and the related statements of operations, statements of changes in shareholder’s deficit, and statements of cash flows for each of the three years in the period ended December 31, 2007, and related notes, together with the Report of Independent Registered Public Accounting Firm with respect to such financial statements.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed balance sheets of the Company at March 31, 2008 and December 31, 2007 and the related unaudited condensed statements of operations, unaudited condensed statements of changes in shareholder’s deficit and unaudited condensed statements of cash flows for the three months ended March 31, 2008 and 2007, and related notes.

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed balance sheets of the Company at June 30, 2008 and December 31, 2007 and the related unaudited condensed statements of operations for the three and six months ended June 30, 2008 and 2007, unaudited condensed statements of changes in shareholder’s deficit for the six months ended June 30, 2008 and unaudited condensed statements of cash flows for the six months ended June 30, 2008 and 2007, and related notes.

Attached as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed balance sheets of the Company at September 30, 2008 and December 31, 2007 and the related unaudited condensed statements of operations for the three and nine months ended September 30, 2008 and 2007, unaudited condensed statements of changes in shareholder’s deficit for the nine months ended September 30, 2008 and unaudited condensed statements of cash flows for the nine months ended September 30, 2008 and 2007, and related notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent issued by PricewaterhouseCoopers LLP on February 27, 2009.

99.1	Press release, dated February 27, 2009, announcing the commencement of Nexstar Broadcasting, Inc.’s exchange offer for a portion of its outstanding 7% Senior Subordinated Notes due 2014.

99.2	Report of Independent Registered Public Accounting Firm, Balance Sheets of the Company at December 31, 2007 and 2006 and the related Statements of Operations, Statement of Changes in Shareholder’s Deficit, and Statements of Cash Flows for each of the three years in the period ended December 31, 2007, and related notes.

99.3	Unaudited Condensed Balance Sheets of the Company at March 31, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations, Unaudited Condensed Statements of Changes in Shareholder’s Deficit, and Unaudited Condensed Statements of Cash Flows for each of the three months ended March 31, 2008 and 2007, and related notes.

99.4	Unaudited Condensed Balance Sheets of the Company as of June 30, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations for each of the three and six months ended June 30, 2008 and 2007, Unaudited Condensed Statements of Changes in Shareholder’s Deficit for the six months ended June 30, 2008 and Unaudited Condensed Statements of Cash Flows for each of the six months ended June 30, 2008 and 2007, and related notes.

99.5	Unaudited Condensed Balance Sheets of the Company as of September 30, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations for each of the three and nine months ended September 30, 2008 and 2007, Unaudited Condensed Statements of Changes in Shareholder’s Deficit for the nine months ended September 30, 2008 and Unaudited Condensed Statements of Cash Flows for each of the nine months ended September 30, 2008 and 2007, and related notes.

99.6	Update to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

99.7	Update to Item 1A. “Risk Factors” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION BROADCASTING, INC.

Dated: February 27, 2009

	By:	/s/ David S. Smith
	Name:	David S. Smith
	Title:	President and Treasurer (Principal Executive Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent issued by PricewaterhouseCoopers LLP on February 27, 2009.

99.1	Press release, dated February 27, 2009, announcing the commencement of Nexstar Broadcasting, Inc.’s exchange offer for a portion of its outstanding 7% Senior Subordinated Notes due 2014.

99.2	Report of Independent Registered Public Accounting Firm, Balance Sheets of the Company at December 31, 2007 and 2006 and the related Statements of Operations, Statements of Changes in Shareholder’s Deficit, and Statements of Cash Flows for each of the three years in the period ended December 31, 2007, and related notes.

99.3	Unaudited Condensed Balance Sheets of the Company at March 31, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations, Unaudited Condensed Statements of Changes in Shareholder’s Deficit, and Unaudited Condensed Statements of Cash Flows for each of the three months ended March 31, 2008 and 2007, and related notes.

99.4	Unaudited Condensed Balance Sheets of the Company as of June 30, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations for each of the three and six months ended June 30, 2008 and 2007, Unaudited Condensed Statements of Changes in Shareholder’s Deficit for the six months ended June 30, 2008 and Unaudited Condensed Statements of Cash Flows for each of the six months ended June 30, 2008 and 2007, and related notes.

99.5	Unaudited Condensed Balance Sheets of the Company as of September 30, 2008 and December 31, 2007 and the related Unaudited Condensed Statements of Operations for each of the three and nine months ended September 30, 2008 and 2007, Unaudited Condensed Statements of Changes in Shareholder’s Deficit for the nine months ended September 30, 2008 and Unaudited Condensed Statements of Cash Flows for each of the nine months ended September 30, 2008 and 2007, and related notes.

99.6	Update to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

99.7	Update to Item 1A. “Risk Factors” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.